OAK RIDGE SMALL CAP GROWTH FUND
Class A (ORIGX)
Class C (ORICX)
Class I (ORIYX)
Class K (ORIKX)

OAK RIDGE DYNAMIC SMALL CAP FUND
Class A (ORSAX)
Class I (ORSIX)

OAK RIDGE DISCIPLINED GROWTH FUND
Class A (ORDGX)
Class I (ODGIX)

OAK RIDGE DIVIDEND GROWTH FUND
Class A (ORDAX)
Class I (ORDNX)

Each a series of Investment Managers Series Trust (the “Trust”)

Supplement dated July 18, 2017, to the
Statement of Additional Information (“SAI”) dated October 1, 2016, as amended.

Effective July 18, 2017, each of the Oak Ridge Small Cap Growth Fund, Oak Ridge Dynamic Small Cap Fund, Oak Ridge Disciplined Growth Fund and Oak Ridge Dividend Growth Fund observes the following restriction as a matter of operating but not fundamental policy:

Each of the Oak Ridge Small Cap Growth Fund, the Oak Ridge Dynamic Small Cap Fund, the Oak Ridge Disciplined Growth Fund and the Oak Ridge Dividend Growth Fund may invest in shares of securities of registered open-end investment companies or registered UITs subject to the limits of Section 12(d)(1) of the 1940 Act, including the rules, regulations and exemptive orders obtained thereunder; provided, however, that each Fund may not acquire any securities of registered open-end investment companies or registered UITs in reliance on subparagraph (F) or subparagraph (G) of Section 12(d)(1) of the 1940 Act.

Please retain this Supplement with your records.